UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 28, 1999


                               RADISYS CORPORATION


 State of Oregon                    0-26844            93-0945232
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(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation or                File No.)          Identification No.)
 organization)


 5445 NE Dawson Creek Drive, Hillsboro, OR             97124
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(Address of principal executive offices)              (Zip Code)


                                 (503) 615-1100
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition of Assets

     On December 28, 1999 RadiSys Corporation (the "Company") purchased certain discrete assets of International Business Machines Corporation ("IBM") related to IBM's Open Computing Platform (OCP) operation, which develops and sells integrated computer-based solutions based on Intel architecture, primarily to OEMs of telecommunications equipment (the "Acquisition"). The tangible assets and the operations acquired consist primarily of inventory, office equipment and manufacturing test equipment and related collateral materials. In addition, pursuant to the terms of the Acquisition, the Company acquired certain related intellectual property rights, including trademarks and license rights to patents, copyrights and know-how. The purchase price paid at closing was $13.9 million in cash subject to specified post-closing adjustments. Pursuant to the terms of the Acquisition, the Company may be required to make additional future payments in March of 2001, 2002, and 2003 based upon a formula tied to future OCP revenues. The total consideration for the Acquisition will not exceed $30 million. The total amount of cash paid at closing was obtained from the Company's existing borrowing facility with U.S. Bank, National Association.

     The Company intends to continue using the assets purchased in the Acquisition in the line of business previously operated by IBM.

     For a more complete description of the terms of the Acquisition, reference is made to the Asset Purchase Agreement, which is incorporated by reference as
Exhibit 2.1 to this Current Report on Form 8-K as indicated in Item 7 below.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          The Company has determined that it is impracticable to provide the financial statements of the acquired business at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). Such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (b)  Pro forma financial information.

          The Company has determined that it is impracticable to provide this pro forma financial information at the time this Current Report on Form 8-K is filed with the Commission. Such information will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

     (c)  Exhibits.

          2.1 Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of December 17, 1999

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 10, 2000.

                                       RADISYS CORPORATION



                                       By: STEPHEN F. LOUGHLIN
                                           -------------------------------------
                                           Stephen F. Loughlin
                                           Vice President of Finance and
                                           Administration and Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  2.1 Asset Purchase Agreement between RadiSys Corporation and International Business Machines Corporation, dated as of December 17, 1999

              The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

              Exhibit A              Assumption Agreement
              Exhibit B              Bill of Sale
              Exhibit C              Schedule of Disclosure and Exceptions
              Exhibit D              OCP Products
              Exhibit E              OEM Customer Applications Which Currently
                                     Use OCP Products
              Schedule 1.1           Transferred Assets
              Schedule 1.1(a)        Production Equipment
              Schedule 1.1(b)        Furniture and Equipment
              Schedule 1.1(c)        Inventory and Work in Process
              Schedule 1.1(d)        Customer and Other Contracts to be
                                     Transferred to Buyer as Transferred Assets
              Schedule 1.2           Excluded Assets
              Schedule 1.4           Assumed Liabilities
              Schedule 1.4(a)        Contracts to be Transferred to Buyer as
                                     Assumed Liabilities
              Schedule 1.4(b)        Contracts with Seller or Seller's
                                     Affiliates to be Transferred to Buyer as Assumed Liabilities
              Schedule 2.2           Closing Statement
              Schedule 3.1           Estimated Allocation of Purchase Price
              Schedule 4.2(a)        Listing of Regular and Supplemental
                                     Employees
              Schedule 4.2(b)(1)     Summary of Buyer's Planned Employment
                                     Terms and Benefit Plans
              Schedule 4.2(b)(2)     Buyer's Severance Pay Practice for
                                     Transferred Employees
              Schedule 8.3           Governmental Actions
              Schedule 8.8           OEM Agreement Consents